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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-91671) of National Instruments Corporation of our report dated January 18, 2001 relating to the financial statements and the financial statement schedule, which appears in this Form 10-K/A.

                                             /s/ PricewaterhouseCoopers LLP
                                          _____________________________________
                                                PricewaterhouseCoopers LLP

Austin, Texas
March 13, 2001